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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      November 14, 2006

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


        0-22141                                        38-2606945
(Commission File Number)                 (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office) (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

          (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02

     On November 14, 2006, the Company issued a press release announcing preliminary third quarter 2006 financial information. A copy of the press release is attached as Exhibit 99.1 to this current report.

ITEM 3.01

     On November 14, 2006, the Company received a Nasdaq Staff Determination letter notifying the Company that it had not complied with Nasdaq Marketplace Rule 4310(c)(14) due to the Company's failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and that the Company's common stock is subject to delisting from the Nasdaq National Market. The Company intends to appeal the staff's determination and to address its plan for regaining compliance with Nasdaq Marketplace rules at a hearing before a Nasdaq Listing Qualifications Panel. Under Nasdaq rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the Listing Qualifications Panel. A copy of the press release is attached as
Exhibit 99.2 to this current report.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                 Covansys Corporation

Dated: November 16, 2006

                                                 By: /s/ James S. Trouba
                                                 Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION

99.1         Press Release Dated November 14, 2006

99.2         Press Release Dated November 16, 2006